National Fuel Gas Company Investor Presentation August 2013 Exhibit 99

August 2013
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, aswell as statements that are identified by the use of the words “anticipates,”
“estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties,which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projectionswill result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements:  factors affecting the
Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations towhich the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns andweather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the
Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-
retirement benefits,which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-
retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gaswhich, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at
www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at
www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2012 and Forms 10-Q for the periods ended December 31, 2012, March 31, 2013 and June 30, 2013. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

August 2013
National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
Upstream
Crude Oil
Midstream Downstream
National Fuel Gas
Supply Corporation
Empire Pipeline, Inc.
National Fuel Gas
Midstream Corporation
National Fuel Gas
Distribution
Corporation
National Fuel
Resources, Inc.
The strategic, operational and financial benefits, along with capital flexibility and consistent growth opportunities generated by this integrated mix of businesses continues to create significant long-term value for the Company’s shareholders in nearly all economic and commodity price scenarios
Upstream
Natural Gas
Seneca Resources
Corporation
(West Division)
Seneca Resources
Corporation
(East Division)

NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
Miles
0
25
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
MARCELLUS SHALE FAIRWAY
Lake Ontario
Lake Erie
CANADA
Buffalo
NY
PA
OH
PA
Niagara
Orleans
Monroe
Genesee
Wyoming
Ontario
Livingston
Yates
Erie
Chautauqua
Allegany
Steuben
Chemung
Oswego
Onondaga
Oneida
Herkimer
Fulton
Montgomery
Madison
Cayuga
Otsego
Schoharie
Cortland
Chenango
Tompkins
Delaware
Broome
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Sullivan
Crawford
Forest
Venango
Elk
Lycoming
Pike
Orange
Clarion
Luzerne
Clearfield
Centre
Union
Carbon
Butler
Armstrong
Snyder
Schuylkill
Newark
Indiana
Allegheny
Cambria
Blair
Westmoreland
Somerset
Bedford
Fayette

National Fuel

August 2013 National Fuel Gas Company 4 Integrated Businesses with Significant Marcellus Exposure…

NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
UTICA SHALE GAS PLAY
Miles
0
25
Lake Ontario
Lake Erie
CANADA
Buffalo
NY
PA
OH
Niagara
Orleans
Monroe
Oswego
Oneida
Onondaga
Genesee
Ontario
Wyoming
Livingston
Yates
Erie
Cayuga
Madison
Herkimer
Fulton
Montgomery
Otsego
Schoharie
Cortland
Chenango
Tompkins
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Broome
Delaware
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Sullivan
Crawford
Forest
Warren
Venango
Elk
Lycoming
Pike
Orange
Clarion
Clearfield
Centre
Union
Luzerne
Carbon
Butler
Armstrong
Snyder
Schuylkill
Indiana
Allegheny
Cambria
Blair
Westmoreland
Somerset
Bedford
Fayette
Newark

National Fuel

August 2013 National Fuel Gas Company 5 …And Exposure to Growth from the Utica Shale

$1,000
$750
$500
$250
$0
Adjusted EBITDA ($ Millions)
Exploration & Production Segment
Midstream, Energy Marketing & Other
Pipeline & Storage Segment
Utility Segment
$581
$280
48%
$131
23%
$164
28%
$632
$327
52%
$121
19%
$167
26%
$668
$377
57%
$111
17%
$169
25%
$704
$397
56%
$137
19%
$160
23%
$818
$467
57%
$157
19%
$173
21%
2009
2010
2011
2012
12 Months Ended 6/30/2013
Fiscal Year

National Fuel

August 2013
National Fuel Gas Company

EBITDA Growth Driven by Stability and Ongoing Success
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

Exploration & Production Segment
Midstream, Energy Marketing & Other
Pipeline & Storage Segment
Utility Segment
Capital Expenditures ($ Millions)
$1,250
$1,000
$750
$500
$250
$0
$307[1]
$188
$53
$56
$501
$398
$38
$58
$854
$649
$129
$58
$977
$694
$81
$144
$58
$710-$820
$525-$585
$50-$75
$70-$90
$65-$70
$790-$940
$550-$650
$80-$100
$80-$100
$80-$90
2009
2010
2011
2012
2013 Forecast
2014 Forecast
Fiscal Year

National Fuel

August 2013
National Fuel Gas Company

Capital Spending Flexibility to Maintain Financial Strength
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1) Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures

2.5
2.0
1.5
1.0
0.5
0.0
Average Debt / Adjusted EBITDA
2.02
1.98
1.75
1.89
1.90
2009
2010
2011
2012
12-Months Ended 6/30/13
Fiscal Year

Shareholders' Equity 56%

National Fuel

August 2013
Total Debt
(1)
44%
National Fuel Gas Company

Strong Balance Sheet and Liquidity Position
$3.786 Billion
As of June 30, 2013
Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation
(1) Long-Term Debt of $1.649 billion
Debt / Adjusted EBITDA Capitalization
The Company has a total short-term debt capacity of
$1.085 billion of which all remains available

$2.00
$1.50
$1.00
$0.50
$0.00
Annual Dividend Rate
1970
1976
1982
1988
1994
2000
2006
2012
Annual Rate at Fiscal Year End

National Fuel

August 2013
National Fuel Gas Company

Dividend Track Record
Current
Dividend Yield
(1)
2.2%
(1) As of August 5, 2013
Dividend Consistency
Consecutive Dividend Payments 111 Years
Consecutive Dividend Increases 43 Years
Current Annualized Dividend Rate $1.50 per Share

Bakersfield
Los Angeles

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

August 2013 Exploration & Production 10

$1,000
$750
$500
$250
$0
Capital Expenditures ($ Millions)
Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
$188(1)
$139
$31
$398
$356
$28
$649
$596
$47
$694
$631
$63
$525-$585
$445-
$475
$80-$110
$550-$650
$460-
$520
$90-$130
2009
2010
2011
2012
2013 Forecast
2014 Forecast
Fiscal Year

SENECA RESOURCES

August 2013
Seneca Resources

Disciplined Capital Spending
(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in Capital Expenditures

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
2012 to 2014
~30% CAGR
Annual Production (Bcfe)
175
150
125
100
75
50
25
0
42.5
13.7
8.7
20.1
49.6
13.3
16.5
19.8
67.6
5.2
43.2
19.2
83.4
62.9
20.5
118-124
98-104
20
134-146
114–124
20-22
2009
2010
2011
2012
2013 Forecast
2014 Forecast
Fiscal Year

SENECA RESOURCES

August 2013 Seneca Resources 12 Production Continues to Grow

$4.50
$3.00
$1.50
$0.00
Unit Cash Cost ($/Mcfe)
Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating Expense (Transportation Only)
Lease Operating Expense (Excl. Transportation)
$2.57
$0.28
$0.60
$1.35
$2.42
$0.20
$0.69
$1.26
$2.22
$0.21
$0.64
$1.17
$2.09
$0.18
$0.73
$0.17
$0.91
$2.01
$0.28
$0.65
$0.24
$0.76
$1.80
$0.20
$0.53(1)
$0.35(2)
$0.65(2)
$1.69
$0.15
$0.48(1)
$0.42(2)
$0.58(2)
2008
2009
2010
2011
2012
2013 Forecast
2014 Forecast
Fiscal Year

SENECA RESOURCES

August 2013
Seneca Resources

Driving Down Costs
(1) Represents the midpoint of current General & Administrative Expense guidance of $0.50 to $0.55 per Mcfe for fiscal 2013 and $0.45 to $0.50 per Mcfe for fiscal
2014
(2) The total of the two Lease Operating Expense components represents the midpoint of current Lease Operating Expense Guidance of $0.95 to $1.05 per Mcfe  for
fiscal 2013 and $0.90 to $1.10 per Mcfe for fiscal 2014

August 2013
Seneca Resources

California: Seventh Largest Producer in the State
Net Acreage:  18,418 Acres
Net Wells:  1,485
Oil Gravity:  12 – 37° Api
NRI:  87.64
Rank Company
California
2012
BOEPD
(1)
1 Occidental 187,376
2 Chevron 160,611
3 Aera (Shell/Exxon) 143,983
4 Plains Exploration 36,365
5 Berry Petroleum 19,589
6 Macpherson Oil 10,416
7 Seneca Resources 10,154
8 Venoco Inc 6,113
9 E&B Natural Resources 6,042
10 ExxonMobil 3,664
(1) Gross operated production (Source: California Division of Oil, Gas, & Geothermal Resources)

0 5 10 20 Miles
Oil and Gas Fields
Visalia
DISTRICT 5
Coalinga
DISTRICT 4
Bakersfield
Bakersfield
Lancaster
DISTRICT 2
Ventura
DISTRICT 1
Cypress
Palmdale
Santa Clarita

SENECA RESOURCES

August 2013
Seneca Resources

California: Stable Production Fields
East Coalinga
~120 BOEPD
Temblor Formation
Primary
South Lost Hills
~1,500 BOEPD
Monterey Shale
Primary
222 Active Wells
Sespe
~1,100 BOEPD
Sespe Formation
Primary
172 Active Wells
South Midway Sunset
~1,200 BOEPD
Antelope Formation
Steamflood
120 Active Wells
North Midway Sunset
~4,000 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
North Lost Hills
~1,100 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
175 Active Wells

## Adjusted EBITDA per BOE[1]

*(12 Months Ended June 30, 2013)*

Non-Steam Fuel LOE
$10.97
Steam Fuel
$3.79
G&A
$3.84
Production & Other Taxes
$2.38
Other Operating Costs
$1.31
Adjusted EBITDA
$65.22

SENECA RESOURCES

August 2013
Seneca Resources

California: Strong Margins Provide Significant Free Cash Flow
Average Revenue
(12 Months Ended 6/30/13)
$87.51 per BOE
(1)  Total production from the Exploration & Production segment’s properties in California  was 3,308 Mboe for the 12 months ended June 30, 2013.
Note: A reconciliation of Exploration& Production WestDivision Adjusted EBITDA to Exploration& Production Segment Net Income is includedat theend of this presentation.

Seneca 251O & 251V
Extended the 251 Pool to the South & West
Seneca 262S
Extended the S Ext Pool to the West
2012 Drill Program: 21 Wells / 3 Injectors
2013 Drill Program: 23 Wells / 5 Injectors
2014 Drill Program: 23 Wells / 4 Injectors
252 Pool
S Ext Pool
251 Pool
0 ft
50 ft
100 ft
150 ft
252 Pool extended to the South & West by Multiple Wells
2013 Drilling Program: Producers
Injectors
2014 Drilling Locations: Producers
Injectors
Section 19
Section 20
1000'

SENECA RESOURCES

August 2013 Seneca Resources 17 California: Midway-Sunset South Activity Update

August 2013

WS 48-33
IP: 80 BOEPD
1st
Oil 09/12
“X” SANDS ISOCHORE (Thickness)
Seneca Resources
California: Sespe Field – Drilling Programs and Results
1 Mile
Oak Flat 1-31
IP: 110 BOEPD
1st
Oil 08/12
FA 502-33
IP: 75 BOEPD
1st
Oil 1/13
FA 501-33
IP: 100 BOEPD
1st
Oil 1/13
Oak Flat 2-31
IP: 100 BOEPD
1st
Oil 08/12
TG 562-29
IP: 190 BOEPD
1st
Oil 2/13
TG 53-29
IP: 90 BOEPD
1st
Oil 3/13
2011 Sespe Wells (5)
2012 Sespe Wells (6)
2013 Sespe Wells (6)
2014 Sespe Wells (4)

Active Well
Idle Well
2013 Location
1
9
10
11
12
16
15
14
13
21
22
23
24
27
26
25
33
34
35
36
4
2
1

SENECA RESOURCES

August 2013
Seneca Resources

California: East Coalinga Overview
Seneca became operator on January 30, 2013
Previous Operator: Chevron
7,764 net acres
90 active wells
~380 BOPD (Up from 230 BOPD on 1/30/13)
$30 million capital commitment over first
three years
$100 million of potential opportunities over
the next five to seven years
2013 Plans
Drill ~12 evaluation wells across acreage
block (9 of 12 drilled to date)
Place ~50% of currently idled wells back on
production
Have put 40 on since 1/30/13
Upgrade surface facilities

Forecast
Average Daily Net Production (BOE per Day)
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13

August 2013 Seneca Resources 20 California: Delivering Steady Results Key Areas of Focus in 2014 1.East Coalinga Evaluation 2.South Midway Sunset Extensions 3.Sespe Coldwater Evaluation

Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Erie
Ashtabula
Crawford
Warren
McKean
Potter
Tioga
Bradford
Wayne
Forest
Venango
Cameron
Sullivan
Wyoming
Lackawanna
Trumbull
Mercer
Lycoming
Pike
Clarion
Clinton
Luzerne
Jefferson
Mahoning
Lawrence
Clearfield
Columbia
Monroe
Butler
Centre
Union
Carbon
Armstrong
Northumberland
Snyder
Northampton
Beaver
Indiana
Schuylkill
Lehigh
Mifflin
Juniata
Allegheny
Cambria
Blair
Huntingdon
Perry
Cumberland
Bedford
Fulton
Franklin
Adams
Morgan
Washington
Carroll
Berkeley
Frederick

SENECA RESOURCES

August 2013
Seneca Resources

Expansive Pennsylvania Acreage Position
SRC Lease Acreage
SRC Fee Acreage
Eastern Development Area
Net Acreage: 55,000 acres
Mostly leased (16-18% royalty)
No near-term lease expiration
First large expiration: 2018
Ongoing development drilling in
Tioga and Lycoming Counties
Western Development Area
Net acreage: ~720,000 acres
Own most mineral rights
Minimal royalty obligation
Minimal lease expiration
Evaluating rich-gas potential and
initiating dry gas development
NFG Storage Acreage

Other (Transco)
Dominion South Point
NYMEX
Long-Term Firm Sales(1) (MMBtu per Day)
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
303,954
Dominion
135,000
Less: $0.23
NYMEX
169,000
Less: $0.20
297,954
Dominion
105,000
Less: $0.27
NYMEX
178,000
Less: $0.24
244,000
Dominion
95,000
Less: $0.31
NYMEX
134,000
Less: $0.26
220,000
Dominion
55,000
Less: $0.24
NYMEX
150,000
Less: $0.25
Summer 2013
Winter 2013/2014
Summer 2014
Winter 2014/2015

SENECA RESOURCES

August 2013
Seneca Resources
Firm Sales in Place for Appalachian Production

Prices shown represent the sales (netback
price) at the first non-affiliated interstate
pipeline , including the cost of all related
downstream transportation.
(1) Long-term firm sales represent gross volumes

August 2013
Seneca Resources

Eastern Development Area (EDA)
SRC Lease Acreage
SRC Fee Acreage
DCNR Tract 595
Gross Production: ~75 MMcf per Day
34 Wells Drilled
26 Wells Producing
Covington – Fully Developed
Gross Production: ~60 MMcf per Day
47 Wells Drilled and Producing
DCNR Tract 100
Gross Production:  ~165 MMcf per Day
40 Wells Drilled
25 Wells Producing

August 2013
Seneca Resources

Strong Results in Lycoming and Tioga Counties
Development Area
Producing
Well
Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.7 4,023’ 1.42
Tract 595
Tioga
County
26 7.1 6.0 5.1 8.2 4,629’ 1.77
Tract 100
Lycoming
County
25 15.4 13.5 11.1 11.0 5,008’ 2.20

Warren
McKean
Forest
ango
Elk
Clarion
Jefferson
1250
1200
1150
1100
1050

SENECA RESOURCES

August 2013
Seneca Resources

Successful Delineation Across a Large Acreage Position
Owl’s Nest
2 Wells Drilled
Testing: August 2013
Church Run (1 Well)
IP : 4.8 MMcfd
SRC Lease Acreage
SRC Fee Acreage
Horizontal Well
Ridgway (1 Well)
IP: 7.1 MMcfd
Rich Valley (1 Well)
Peak 7-Day IP: 7.8 MMcfd
30-Day Rate: 6.7MMcfd
Estimated EUR: 7.4 Bcf
BTU
Contours
Clermont (2 Wells)
9H (RCS) IP: 8.9 MMcfd
10H (Non-RCS) IP: 6.6 MMcfd
Tionesta
1 Well Drilled

August 2013
Seneca Resources

Delineation Well Test Data Provides Positive Data Points
Completion Design Initial Test Data Sales Data
Well Name
RCS
(1)
/
Non-RCS
Treatable
Lateral
Length Stages
Peak
IP Rate
(MMcfd)
7-Day
Rate
(MMcfd)
Normalized
7-Day Rate
(MMcfd per
1,000’)
7-Day
Rate
(MMcfd)
30-Day
Rate
(MMcfd)
EUR
(Bcf)
Rich Valley
27H
RCS 6,372’ 42 6.4 5.4 0.8 7.8 6.7 7.4
Clermont 9H RCS 5,500’ 37 8.9 8.6 1.6
Clermont 10H Non-RCS 5,565’ 23 6.6 6.3 1.1
Ridgway 19H RCS 5,537’ 37 7.1 6.4 1.2
Church Run 2H RCS 4,435’ 29 4.8 4.5 1.0
Wells tested during
the 3
rd
quarter of
fiscal 2013
Initial well test data in the Western Development Area furthers our confidence in a long-term Marcellus development program
(1) RCS – Reduced Cluster Spacing

August 2013
Seneca Resources

Rich Valley/Clermont: Moving Forward with Full Development
Clermont
Rich Valley
Rich Valley
7-day IP: 7.8 MMcf/d
EUR: 7.4 BCF
Rich Valley 2nd
Well
Currently Drilling
Marcellus Faults
Marcellus & Basement Faults
Drilled Well
Planned Well
Rich Valley/Clermont Program
150-200 horizontal locations
SRC Lease Acreage
SRC Fee Acreage
Pad N (9 Wells)
Spud Q4 FY2013
Clermont
9H 7-day Flow back:  8.6 MMcf/d
10H 7-day Flow back:  6.3 MMcf/d

Tract 100 (Lycoming)
Tract 595 (Tioga)
Covington (Tioga)
WDA/Other
EOG JV
Shallow Devonian (Historical Production)
Forecast
Total Natural Gas Production (Mmcf per Day)
0
50
100
150
200
250
300
350
400
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
FY14 Q4

SENECA RESOURCES

August 2013 Seneca Resources 28 Ongoing Production Growth in the East Division

Crawford
Geauga
Venango
Portage
Mahoning
Butler
Beaver
Harrison
Belmont
Hancock
Brooke
Ohio
McKean
Potter
Tioga
Forest
Elk
Cameron
Clarion
Clinton
Mifflin
Juniata
Cambria
Blair
Huntingdon
Bedford
Somerset
Fayette
Fulton
Franklin

SENECA RESOURCES

August 2013
Seneca Resources

Utica Shale – Activity Summary
Permitted
Drilled/Drilling
Completed
Producing
Mt. Jewett
Tested 3 Frac Stages at 1.6 MMcfd
(Typical Well: 17 Frac Stages)
2nd
Horizontal: Completed (Soaking)
Henderson
Vertical Well: Tested
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcfd
Rex
9.2 MMcfd
Chesapeake
6.4 MMcfd
Range Resources
4.4 MMcfd
Range Resources
1.4 MMcfd
“Not Effectively Stimulated”

BARTON
RICE
MCPHERSON
PAWNEE
STAFFORD
RENO
EDWARDS
KANSAS
PRATT
KIOWA
KINGMAN
SEDGWICK
CLARK
COMANCHE
BARBER
HARPER
SUMNER

August 2013
Seneca Resources

Initial Entry into the Mississippian Lime Play in Kansas
Total Net Acres: 13,615
Negotiated an increase in Seneca’s
working interest and have taken over
as operator
Will drill up to 5 evaluation wells in
2014
The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties
Unit
30-day IP:
352 BOED
(92% Oil/NGLs)
100% working interest in 4,400 gross
acres
55% net working interest in 17,365
gross acres
Spud first horizontal well in the first
quarter of fiscal 2014

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

National Fuel

August 2013 Midstream Businesses 31 Pipeline & Storage/NFG Midstream

Lake Ontario
KIRKWALL
UNION
CANADA
TCPL
Buffalo
EL PASO
Lake Erie
CORNING
NY
PA
EL-PASO
OVERBECK
LEIDY
CGTC
TRANSCO
OH
DTI
TETCO
Pittsburgh
ROCKIES EXPRESS
CLARINGTON
National Fuel
Miles
0 20 40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

National Fuel

August 2013 Midstream Businesses 32 Pipeline Expansions to Transport Appalachian Production Gathering Marcellus Production Shipping Gas to Canada & Northeast Line N Corridor Expansions

KIRKWALL
UNION
EL PASO
Buffalo
EL PASO
NY
PA
OH
CORNING
MILLENNIUM
OVERBECK
LEIDY
TRANSCO
PA
Pittsburgh
CLARINGTON
CGT
National Fuel
Miles
0 20 40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

August 2013
Midstream Businesses

A Closer Look at the Expansion Progress
COVINGTON
GATHERING SYSTEM
(In-Service)
TROUT RUN
GATHERING SYSTEM
(In-Service)
TIOGA
COUNTY
EXTENSION
(In-Service)
LINE “N”
EXPANSION
(In-Service)
NORTHERN ACCESS
EXPANSION
(In-Service)
CENTRAL TIOGA
COUNTY EXTENSION
(2016)
LINE “N” 2012
EXPANSION
(In-Service)
MERCER
EXPANSION
PROJECT
(Nov. 2014)
LINE “N” 2013
EXPANSION
(Nov. 2013)
WEST SIDE
EXPANSION
(Nov. 2015)
TIONESTA
GATHERING SYSTEM
(In-Service)
MT. JEWETT
GATHERING SYSTEM
(Under Construction)
CLERMONT
GATHERING SYSTEM
(IQ4 FY2014)

Bradford County
Mansfield
TGP
Wellsboro
Covington
MIDSTREAM COVINGTON
Tioga County
Blossburg
Morris
Lycoming County
MIDSTREAM TROUT RUN
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Linden
Legend
NFG MIDSTREAM PIPELINE
SENECA RESOURCES LEASEHOLD

National Fuel

August 2013
Midstream Businesses

NFG Midstream is Focused on Serving Appalachian Producers
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
History of operational success and
efficiency within Pennsylvania
Current focus is on developing and
expanding gathering infrastructure
for both Seneca and other producers
in the Appalachian Basin

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

August 2013 Utility 35

ROCHESTER
BUFFALO
ALBANY
NEW YORK

National Fuel
Distribution Corporation

August 2013
Total Customers: 520,000
Rate Mechanisms:
Revenue Decoupling
Weather Normalization
Low Income Rates
Choice Program/Purchase of
Receivables (POR)
Merchant Function Charge
(Uncollectibles Adjustment)
90/10 Sharing (Large Customers)
Natural Gas Vehicle Pilot Program
Allowed ROE: 9.1%
Utility

New York Service Territory

August 2013
Utility

New York - Earnings Sharing Proposal and Show Cause Order
March 27, 2013
Filed a plan with the NY PSC
to adopt an earnings
sharing and stabilization
mechanism on earnings
above a 9.96% ROE
April 19, 2013
NY PSC issued an Order
to Show Cause (OTSC)
commencing a
proceeding to establish
“temporary rates”
June 1, 2013
OTSC suggests
“temporary rates” could
become effective
Further proceedings would follow to establish
permanent rates
Most recent NY PSC multi-year plan include:
ROE: 9.4%
Equity Ratio: 48%
National Fuel continues to maintain a dialogue
with regulators
May 8, 2013
Company responds to
OTSC
June 14, 2013
“Temporary rates”
become effective
July 26, 2013
Settlement discussions
commence for
permanent rates

August 2013
Utility

Pennsylvania Service Territory
Total Customers: 213,000
Rate Mechanisms:
Low Income Rates
Choice Program/Purchase of
Receivables (POR)
Merchant Function Charge
Allowed ROE: N/A
(1)
(1) Black Box Settlement

$250
$200
$150
$100
$50
$0
O&M Expense ($ Millions)
$203
$25
$178
$191
$27
$164
$181
$14
$167
$179
$11
$168
$177
$9
$168
$175
$6
$169
2008
2009
2010
2011
2012
12 Months Ended 06/30/13
Fiscal Year
All Other O&M Expenses
O&M Uncollectible Expense

August 2013 Utility 39 Continued Cost Control Helps Provide Earnings Stability Low natural gas prices, combined with a focus on cost control, continue to help reduce expenses

Capital Expenditures for Safety
Total Capital Expenditures
Capital Expenditures ($ Millions)
$80
$60
$40
$20
$0
$57.5
$56.2
$58.0
$58.4
$58.3
$65-$70
$45.1
$44.4
$45.0
$44.3
$43.8
2008
2009
2010
2011
2012
2013 Forecast
Fiscal Year

National Fuel Distribution Corporation

August 2013
Utility

Strong Commitment to Safety
The anticipated increase in 2013
capital expenditures is largely due
to the implementation of a new
Customer Information System
The Utility remains
focused on consistent
spending to maintain
the ongoing safety and
reliability of its system

Bakersfield
Los Angeles
Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

August 2013 National Fuel Gas Company 41 Appendix

$600
$500
$400
$300
$200
$100
$0
Debt Maturity ($ Millions)
Embedded Cost of
Long-Term Debt
5.58%
$300
6.500%
$250
8.750%
$500
4.900%
$549
$500
3.750%
$49
7.395%
$50
7.375%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Fiscal Year

National Fuel

August 2013 National Fuel Gas Company 42 No Debt Maturities Until Fiscal 2018 In February, the Company Issued $500 million in 10-year notes at 3.75%

August 2013 Midstream Businesses 43 Appendix

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National Fuel®

August 2013
Midstream Businesses

Regulated Interstate Expansion Initiatives (Pipeline & Storage)
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service Market Status
Lamont Compressor Station 90,000 $14 MM 2010/2011 Fully Subscribed Completed – Two Phases
Line “N” Expansion 160,000 $61 MM (1) 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $58 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $77 MM 11/2012 Fully Subscribed Completed
Line “N” 2012 Expansion 163,000 $39 MM (2) 11/2012 Fully Subscribed Completed
Line “N” 2013 Expansion 30,000 $4 MM 11/2013 Fully Subscribed Under Construction
Mercer Expansion Project 105,000 $30 MM (3) 11/2014 Fully Subscribed Executed Precedent Agreement
West Side Expansion and
Modernization Project
95,000+ $66 MM (4) 2015 OS Concluded
Executed one of two Precedent
Agreements
Central Tioga County
Extension
260,000 ~$150 MM 2016 OS Concluded Discussions with anchor shipper
West to East ~425,000 ~$290 MM ~2016 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,998,000+ Dth/D
Capital Investment: ~$789 MM
(1) The Line  “N” Expansion Project consists of $22 million in expansion capital expenditures and $39 million in replacement capital expenditures
(2) The Line  “N” 2012 Expansion Project consists of $32 million in expansion capital expenditures and $7 million in replacement capital expenditures
(3) The Mercer Expansion Project consists of $27 million in expansion capital expenditures and $3 million in replacement capital expenditures
(4) The Westside Expansion and Modernization Project consists of $31 million in expansion capital expenditures and $35 million in replacement capital expenditures

August 2013
Midstream Businesses

Gathering Expansion Initiatives (NFG Midstream)
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $40 MM
Multiple
Phases -
Most
In-Service
Capacity
Available
[Marketing to
Third Parties]
Completed – Flowing into TGP 300
Line.  This includes ~$10 million of
current and future spending to
build pipeline to connect additional
wells
Trout Run Gathering System 466,000 $185 MM May 2012
Capacity
Available
[Marketing to
Third Parties]
Completed – Flowing into Transco
Leidy Line.  This includes ~$90
million of current and future
spending to build compression and
pipeline to connect additional wells
Tionesta Gathering System 10,000 $2.1 MM April 2012 Fully Subscribed
Completed – Flowing into TGP 300
Line
Mt. Jewett Gathering System 10,000 $3.9 MM
FY2013
Q4
Fully Subscribed Under Construction
Clermont Gathering System 500,000+
~$25 MM
(FY2014)
FY2014
Q4
Evaluating
Fiscal 2014 capital spending on the
Clermont Gathering System is
primarily for the trunkline
Total Firm Capacity:  ~1,206,000 Mcf/D
Capital Investment: ~$256 MM

Bakersfield
Los Angeles

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

August 2013 Exploration & Production 46 Appendix

Natural Gas (Bcf)
Crude Oil (MMbbl)
1500
1200
900
600
300
0
Total Proved Reserves (Bcfe)
2009 to 2012 CAGR: 33%
503
528
700
935
1,246
226
249
428
675
988
46.2
46.6
45.2
43.3
42.9
2008
2009
2010
2011
2012
At September 30

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August 2013
Seneca Resources

Another Strong Year of Reserve Growth
Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
Seneca has more than doubled
its proved reserves since 2009,
while maintaining a relatively
high percentage of proved
developed reserves (67%),
given its large resource base
(1) Represents a three-year average U.S. finding and development cost

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SENECA RESOURCES

August 2013
Seneca Resources

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2013 19.4 $4.49 / Mcf
Fiscal 2014 63.8 $4.28 / Mcf
Fiscal 2015 42.5 $4.29 / Mcf
Fiscal 2016 38.2 $4.35 / Mcf
Fiscal 2017 38.8 $4.45 / Mcf
Fiscal 2018 5.3 $4.81 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2013 0.4 $94.92 / Bbl
Fiscal 2014 2.0 $100.22 / Bbl
Fiscal 2015 1.1 $94.95 / Bbl
Fiscal 2016 0.8 $91.60 / Bbl
Fiscal 2017 0.2 $91.50 / Bbl
Fiscal 2018 0.05 $91.00 / Bbl
Most hedges executed at sales point to eliminate basis risk
Seneca has hedged approximately 54% of its
forecasted production for Fiscal 2014
Note: Fiscal 2013 hedge positions are for the remaining three months of the fiscal year

Seneca-Operated Appalachian
Rig Count
6.0
4.0
2.0
0.0
3.8
2.9
3.0
2012
2013E
2014E
Fiscal Year

Drilling & Completion Operations
Non-RCS - Frac Stages per Day (1)
RCS - Frac Stages per Day (1)
Drilling Pace (Feet per Day) (2)
15
10
5
0
1,100
825
550
275
0
Average Frac Stages per Day
Average Drilling Pace (Ft per Day)
637
792
900
4.4
6.0
9.3
10.0
2012
2013E
2014E
Fiscal Year

SENECA RESOURCES

August 2013
Seneca Resources

Operational Efficiencies Continue to Drive Production Growth
Ongoing efficiency allows for more activity with a flat rig count
(1) RCS – Reduced Cluster Spacing
(2) Drilling pace represents the average feet drilled per day from the time the well is spud until it reaches total depth (TD)

Drilling Cost per Lateral Foot
WDA/DCNR 595
DCNR 100
$800
$700
$600
$500
$400
$300
$200
$650
$565
$532
$674
$500
$550
$425
$500
2010
2011
2012
2013 Target
2014 Target

Completion Cost per Stage ($000)(1)
WDA/DCNR 595
DCNR 100
$400
$350
$300
$250
$200
$150
$100
$311
$294
$261
$270
$223
$240
$200
$200
2010
2011
2012
2013 Target
2014 Target

SENECA RESOURCES

August 2013
Marcellus Shale

Targeting Continued Cost Reductions
(1) Completion Cost per Stage is for horizontal wells completed utilizing a standard completion design, not a Reduced Cluster Spacing (RCS) completion design.

August 2013
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations, or on earnings absent the effect of certain credits and charges, including interest, taxes, and depreciation, depletion and amortization. The Company’s management uses these non-
GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with
GAAP.

August 2013

Reconciliation of Exploration & Production West Division Adjusted EBITDA
to Exploration & Production Segment Net Income
($ Thousands)
12 Months Ended
June 30, 2013
Exploration & Production - West Division Adjusted EBITDA 215,766 $
Exploration & Production - All Other Divisions Adjusted EBITDA 251,623
Total Exploration & Production Adjusted EBITDA 467,389 $
Minus: Exploration & Production Net Interest Expense (35,947)
Minus: Exploration & Production Income Tax Expense (93,596)
Minus: Exploration & Production Depreciation, Depletion & Amortization (229,645)
Exploration & Production Net Income 108,201 $
Exploration & Production Net Income 108,201 $
Pipeline & Storage Net Income 72,903
Utility Net Income
70,890
Energy Marketing Net Income
5,248
Corporate & All Other Net Income
3,719
Consolidated Net Income
260,961 $

August 2013

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 171,572 $            187,838 $            187,603 $            226,897 $            215,766 $
Exploration & Production - All Other Divisions Adjusted EBITDA 108,139               139,624               189,854               170,232               251,623
Total Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            467,389 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            467,389 $
Utility Adjusted EBITDA 164,443               167,328               168,540               159,986               172,898
Pipeline & Storage Adjusted EBITDA 130,857               120,858               111,474               136,914               156,803
Energy Marketing Adjusted EBITDA 11,589                  13,573                  13,178                  5,945                     7,694
Corporate & All Other Adjusted EBITDA (5,575)                   2,429                     (2,960)                   4,140                     14,120
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            818,904 $
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            818,904 $
Minus: Net Interest Expense (81,013)                (90,217)                (75,205)                (82,551)                (89,078)
Plus:  Other Income 9,762                     6,126                     5,947                     5,133                     4,723
Minus: Income Tax Expense (52,859)                (137,227)              (164,381)              (150,554)              (183,151)
Minus: Depreciation, Depletion & Amortization (170,620)              (191,199)              (226,527)              (271,530)              (312,109)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811)              -                         -                         -                         -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776)                   6,780                     -                         -                         -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         50,879                  -                         -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         21,672                  21,672
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         (6,206)                   -
Rounding -                         -                         -                         (1)                            -
Consolidated Net Income 100,708 $            225,913 $            258,402 $            220,077 $            260,961 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period)
1,249,000 $         1,049,000 $         899,000 $            1,149,000 $         1,649,000 $
Current Portion of Long-Term Debt (End of Period)
-                         200,000               150,000               250,000               -
Notes Payable to Banks and Commercial Paper (End of Period) -                    -                    40,000             171,000            -
Total Debt (End of Period) 1,249,000 $      1,249,000 $      1,089,000 $      1,570,000 $      1,649,000 $
Long-Term Debt, Net of Current Portion (Start of Period) 999,000            1,249,000         1,049,000         899,000            1,149,000
Current Portion of Long-Term Debt (Start of Period) 100,000            -                    200,000            150,000            250,000
Notes Payable to Banks and Commercial Paper (Start of Period) -                    -                    -                    40,000             70,200
Total Debt (Start of Period) 1,099,000 $      1,249,000 $      1,249,000 $      1,089,000 $      1,469,200 $
Average Total Debt 1,174,000 $      1,249,000 $      1,169,000 $      1,329,500 $      1,559,100 $
Average Total Debt to Total Adjusted EBITDA 2.02                 1.98                 1.75                 1.89                 1.90
12-Months Ended
6/30/13

August 2013

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2013 FY 2014
FY 2009 FY 2010 FY 2011 FY 2012 Forecast Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $   398,174 $         648,815 $         693,810 $         $525,000-585,000 $550,000-650,000
Pipeline & Storage Capital Expenditures - Expansion 52,504         37,894              129,206            144,167            $70,000-90,000 $80,000-100,000
Utility Capital Expenditures 56,178         57,973              58,398              58,284              $65,000-70,000 $80,000-90,000
Marketing, Corporate & All Other Capital Expenditures 9,829           7,311                 17,767              81,133              $50,000-75,000 $80,000-100,000
Total Capital Expenditures from Continuing Operations 306,801 $   501,352 $         854,186 $         977,394 $         $710,000-820,000 $790,000-940,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216              150 $                 - $                   - $                   - $                                  - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2012 Accrued Capital Expenditures - $            - $                   - $                   (38,861) $          - $                                  - $
Exploration & Production FY 2011 Accrued Capital Expenditures -               -                      (103,287)           103,287            -                                     -
Exploration & Production FY 2010 Accrued Capital Expenditures -               (78,633)             78,633              -                           -                                          -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093)          19,517              -                           -                           -                                          -
Pipeline & Storage FY 2012 Accrued Capital Expenditures -                     -                           -                           (2,696)               -                                          -
Pipeline & Storage FY 2011 Accrued Capital Expenditures -                     -                           (7,271)               7,271                 -                                          -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768         -                           -                           -                           -                                          -
All Other FY 2012 Accrued Capital Expenditures -               -                           -                           (11,000)             -                                          -
All Other FY 2011 Accrued Capital Expenditures -                     -                           (1,389)               1,389                 -                                          -
All Other FY 2009 Accrued Capital Expenditures (715)             715                     -                           -                           -                                          -
Total Accrued Capital Expenditures 6,960 $        (58,401) $          (33,314) $          59,390 $           - $                                  - $
Eliminations (344) $          - $                   - $                   - $                   - $                                  - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $   443,101 $         820,872 $         1,036,784 $     $710,000-820,000 $790,000-940,000